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                                                                    EXHIBIT 10.9



                               LICENSE AGREEMENT

This License Agreement (this "License"), is entered into as of May 11, 2000
(the "Effective Date") by and between Paging Network, Inc., a Delaware corporation having its principal offices at 14911 Quorum Drive, Dallas, Texas 75240 (hereinafter, "PageNet"), and Vast Solutions, Inc., a Delaware corporation which is a wholly-owned subsidiary of PageNet, having its principal offices at 14131 Midway Road, Dallas, Texas 75001 ("Vast").

The parties hereby agree as follows:

1. LICENSE. PageNet hereby grants to Vast: (i) an exclusive (except as to PageNet), non-transferable license to use all of the computer software, trademarks, tradenames and other intellectual property of any type whatsoever which is owned by PageNet and which is used or contemplated to be used by Vast in connection with the operation of its wireless solutions business as of the Effective Date, and (ii) an exclusive (except as to PageNet), non-transferable sublicense to use all of the computer software and related intellectual property licensed to PageNet under any license agreements between third party licensors and PageNet which is used or contemplated to be used by Vast in connection with the operation of its wireless solutions business as of the Effective Date (all of the above being collectively referred to as the "Intellectual Property"). The aforesaid license and sublicense will be provided to Vast royalty free for so long as Vast is a wholly-owned subsidiary of PageNet. PageNet has provided or will provide Vast with complete and accurate copies of any such software licenses with third party licensors and Vast agrees to abide by all of the terms and conditions of such license agreements.

2. TERM AND TERMINATION. This License will begin as of the Effective Date and will terminate upon the earlier to occur of: (i) the effective date of fully executed Intercompany agreements between Vast and PageNet with respect to the Intellectual Property, or (ii) the close of the merger between PageNet and Arch Communications Group, Inc. and the spin-off of Vast from PageNet contemplated in connection with such merger, or (iii) the entering into of new software license agreements between Vast and any third party providers, as to the specific software which is the subject of such agreements.

3. WARRANTY AND LIMITATION OF LIABILITY. THE INTELLECTUAL PROPERTY IS PROVIDED "AS IS", AND PAGENET DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF FITNESS FOR A SPECIFIC PURPOSE, MERCHANTABILITY, TITLE AND NON-INFRINGEMENT. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY DAMAGES ARISING OUT OF ITS
     USE OF THE INTELLECTUAL PROPERTY, INCLUDING BUT NOT LIMITED TO ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER FORESEEABLE OR NOT, LOST BUSINESS OR LOST PROFITS.

4. NON-ASSIGNMENT. Vast shall not assign, transfer, or hypothecate any of its rights, obligations, or duties under this License without the prior written consent of PageNet and, in the case of any third party software, the licensor, and any attempt to do so will be void.

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5.   WAIVER. No delay in exercising or failure to exercise any right under this
     License on the part of either party shall operate as a waiver of such right by that party. Any waiver or modification of this License must be in writing and signed by both parties.

6. ENTIRE AGREEMENT. This License contains the entire understanding of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements and understandings between the parties with respect to such subject matter.

7. JURISDICTION. This License shall be governed by Texas law. Any dispute hereunder shall be subject to the sole jurisdiction of the state and/or federal courts located in the County of Dallas, Texas, and each party submits to the subject matter and personal jurisdiction of such courts.

IN WITNESS WHEREOF, the parties hereto have caused this License to be executed by their duly authorized representatives as of the Effective date.


PAGING NETWORK, INC.                         VAST SOLUTIONS, INC.


BY:    /s/ Edward W. Mullinix, Jr.           BY:    /s/ Mark A. Knickrehm
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NAME:  Edward W. Mullinix, Jr.               NAME:  Mark A. Knickrehm
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TITLE: President & COO                       TITLE: President & COO
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